UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

BLACKBAUD, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting of

BLACKBAUD, INC.

To Be Held On:

June 22, 2011 at 10:00 a.m. EST

2000 Daniel Island, Charleston, SC 29492

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials for this meeting and/or any of our future annual stockholders’ meetings, you must so request. There is no charge to you for requesting copies of proxy materials. To facilitate timely delivery of the proxy materials for this year’s annual stockholders’ meeting, please make your request as instructed below before 6/15/11.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25567, to view the following materials:

• Notice of Annual Stockholders’ Meeting and Proxy Statement • Form of Proxy Card • 2010 Annual Report to Stockholders
TO REQUEST MATERIAL AND SELECT A FUTURE DELIVERY PREFERENCE: TO VOTE:	TELEPHONE: 1-888-PROXY-NA (1-888-776-9962) in the United States or 1-718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on June 21, 2011.

IN PERSON: You may vote your shares in person by attending the annual meeting. Directions to the annual meeting are available in the proxy statement, which can be viewed at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25567.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

Matters to be acted on:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,

A VOTE “FOR” PROPOSALS 2 AND 4 AND A VOTE OF “EVERY YEAR” FOR PROPOSAL 3.

1. ELECTION OF DIRECTORS:		2.	TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.
NOMINEES:	Timothy Chou Carolyn Miles
		3.	TO HOLD AN ADVISORY VOTE ON THE FREQUENCY WITH WHICH FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION SHOULD BE HELD.
		4.	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.
In their discretion, appointed proxies will be authorized to vote upon such other business as may properly come before the annual meeting.

These items of business are more fully described in the proxy statement. The record date for the annual meeting is April 25, 2011. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.

ANNUAL STOCKHOLDERS’ MEETING OF

BLACKBAUD, INC.

June 22, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST on June 21, 2011.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the annual meeting.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The notice of annual stockholders’ meeting, proxy statement, form of proxy card and 2010 annual report to stockholders are available at

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25567

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢	20230403000000000000 6	062211

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,

A VOTE “FOR” PROPOSALS 2 AND 4 AND A VOTE OF “EVERY YEAR” FOR PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS:			2. TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.		☐	☐	☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Timothy Chou O Carolyn Miles		3. TO HOLD AN ADVISORY VOTE ON THE FREQUENCY WITH WHICH FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION SHOULD BE HELD.	Each year ☐	Every 2 years ☐	Every 3 years ☐	ABSTAIN ☐
			4. RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.		FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●			In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 4 and EVERY YEAR for Proposal 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

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Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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